As filed with the U.S. Securities and Exchange Commission on April 19, 2023
Registration Nos. 033-47927
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
Under the Securities Act of 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37	☒
and/or

REGISTRATION STATEMENT
Under the Investment Company Act of 1940
Amendment No. 131	☒

METROPOLITAN LIFE SEPARATE ACCOUNT UL
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Stephen Gauster, Esq
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esquire
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: May 1, 2023
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023
Equity Advantage VUL and
Flexible Premium Multifunded Life Insurance Policy
Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company
Prospectus
This Prospectus provides you with important information about MetLife’s Equity Advantage VUL Policy and Flexible Premium Multifunded Life Insurance Policy ("Policy" or "Policies"). However, this Prospectus is not the Policy. The Policy, rather, is a separate written agreement that Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “us”, “our”) issued to you. There may be differences between the description of the Policy contained in this Prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. The Policy is no longer available for sale.
You allocate net premiums to and may transfer cash value among the available Divisions (a Division may be referred to as “Investment Division” in your Policy and marketing materials) of Metropolitan Life Separate Account UL and the Fixed Account. Each available Division, in turn, invests in the shares of one of the Portfolios listed in Appendix A.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Divisions or Portfolios will perform. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals
A surrender charge will be deducted from the cash value if the
Policy is surrendered or terminated after a grace period, you make a partial withdrawal or you reduce your Policy’s face amount during the first fifteen (15) Policy years or during the first fifteen (15) years following a specified face amount increase.

The maximum surrender charge is 15.699% of the maximum
surrender charge premium. For example, assuming a premium of
$100,000 (which in this example is the maximum surrender charge premium), the maximum surrender charge is $15,699.00.
“Charges and Deductions You Pay — Surrender Charge”
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options.			“Charges and Deductions You Pay — Deductions from Premiums, Transfer Charge and Underwriting Charge”
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Policy and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and risk classification). There is also a monthly administration fee. You should review the policy specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:

“Charges and
Deductions You
Pay —  Charges Included
in the Monthly
Deduction”

“Charges and
Deductions You
Pay — Mortality and
Expense Risk Charge”

“Charges and
Deductions You
Pay —  Charges and
Expenses of the
Separate Account and
the Portfolios”

	ANNUAL FEE	MIN	MAX
	Investment options ( Portfolio fees and charges)	0.28%	0.96%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.			“Principal Risks”
Not a Short-Term Investment
The Policies are designed to provide lifetime insurance protection.
They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you may also pay surrender charges when surrendering the Policy. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g. the Portfolios).
Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
Investments in the Policy are subject to risks related to Metropolitan
Life, including any obligations (including under any Fixed Account investment option), guarantees, and benefits of the Policy, which are subject to the claims paying ability of Metropolitan Life. If
Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan
Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or by visiting https://
www.metlife.com/about-us/corporate-profile/ratings.
"Principal Risks"
Contract Lapse
Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met, including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Amounts may be transferred among the Divisions of the Separate
Account and between the Divisions and the Fixed Account.
Metropolitan Life reserves the right to impose a charge of $25 per transfer. Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute
Portfolios as investment options that are available under the Policy.
“Transferring Cash Value Among Your Policy’s Investment Options”
Optional Benefits	No policy riders may be added after the Policy is issued.	"Additional Benefits"
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Termination of a Policy on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend paying additional
premiums under the Policy over another investment.
“Sale and Distribution of the Policies”
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.
“Sale and Distribution of the Policies”

OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed to provide lifetime insurance coverage on the insured(s) named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance policy. The Policy also provides tax deferred accumulation of assets as well as favorable tax treatment of insurance proceeds. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
A Policy Owner has considerable flexibility concerning the amount and frequency of premium payments. The Policy Owner elected in the application when the Policy was first purchased to pay premiums annually or on a monthly “check-o-matic” (or payroll deduction plan if provided by the employer of the Policy Owner) or semi-annual basis, which is the planned periodic premium schedule. The schedule will provide for a premium payment of a level amount determined by the Policy Owner at fixed intervals over a specified period of time. A Policy Owner need not adhere to the planned periodic premium payment schedule. Instead, a Policy Owner may, subject to certain minimum premium payment amounts, make premium payments in any amount and at any frequency. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the insured, we will pay the insurance proceeds to the beneficiary of the Policy. The insurance proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding Policy loan and accrued loan interest.
Guaranteed Minimum Death Benefit. Generally, you may choose, in the Policy application, a period of time during which, regardless of how little cash value your Policy may have, it will continue in force and its death benefit will be guaranteed not to fall below a certain minimum. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep that guarantee in force. You may later terminate (or, in some cases, reduce the length of) the guarantee, by not paying the full minimum premium amounts.
Choice of Death Benefit Options. Generally, you have a choice among three options. These range from an amount equal to the Policy’s “specified face amount” to an amount equal to the specified face amount plus the Policy cash value at the insured’s date of death. The specified face amount is the base amount of insurance coverage under a

Policy. Subject to certain limits, you can change your death benefit option after the second Policy year once in any 12 month period. A change in death benefit options may have tax consequences.
Choice of Investment Options. You can allocate your net premiums and cash value among the Divisions under the Policy. The Divisions invest in Portfolios, including several common stock funds, including funds that invest primarily in foreign securities, as well as bond funds and balanced funds. You may also allocate premiums and cash value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.
Surrender and Partial Withdrawals. You may surrender your Policy for its cash surrender value at any time. In addition, you may withdraw part of your cash surrender value from your Policy. The minimum amount you may withdraw is $500 and the maximum amount you may withdraw is an amount equal to your cash surrender value less two monthly deductions. Your Policy’s cash surrender value equals your cash value, reduced by any outstanding Policy loans (plus accrued interest) and by any applicable surrender charge. A surrender or partial withdrawal may have tax consequences.
Transfers and Automated Investment Strategies. You may transfer your Policy’s cash value among the variable investment options or between those options and the Fixed Account. You may also elect one of five Automated Investment Strategies that allow you to transfer funds periodically from the Fixed Account to the variable investment options, or among such options in accordance with an asset allocation model that you choose, based on your risk tolerance level.
Loans. Subject to certain limits, you may borrow against your Policy’s cash value. The maximum loan amount you may take is the Policy’s cash value net of the surrender charge less two monthly deductions (in most states) and less all other outstanding Policy loans. We charge you a maximum annual interest rate of 6% (4.6% for Policy years 11 through 15, 4.3% for Policy years 16 through 20 and 4.0% after Policy year 20) on your loan. However, we credit you with an annual return of 4% on amounts that you borrow (rather than the return that such amounts would otherwise earn under our variable investment options or Fixed Account). Loans may have tax consequences.
Rider Benefits. At the time you purchased your Policy, we offered several riders that provide supplemental benefits under your Policy. These are the Disability Waiver of Monthly Deduction Benefit, Disability Waiver of Premium Benefit, Long Term Care Guaranteed Purchase Option, Spouse Term Insurance Benefit, Children’s Term Insurance Benefit, Accelerated Death Benefit and Accidental Death Benefit. We generally deduct any monthly charges for these riders as part of the monthly deduction.
FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy's specifications page for information about the specific fees you will pay each year for the options you have elected. The maximum charges in such cases are shown in the "Maximum Amount Deducted" column of each of the first two tables below.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, make withdrawals from the Policy, or transfer cash value among the Divisions or the Fixed Account.

Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Maximum Sales Charge Imposed on Premiums (load)	On payment of premium	2.25% of each Premium Paid	2.25% of each Premium Paid
State Premium Tax Charge	On payment of premium	2.00% of each Premium Paid	2.00% of each Premium Paid
Federal Premium Tax Charge	On payment of premium	1.25% of each Premium Paid	1.25% of each Premium Paid
Surrender Charge(1), (2)
•Maximum Charge	On surrender, termination, partial withdrawals, specified face reduction that you request(4)	$156.99 per $1,000 of Maximum Surrender Charge Premium	$156.99 per $1,000 of Maximum Surrender Charge Premium.
•Charge for a representative insured(3)		$13.74 per $1,000 of Maximum Surrender Charge Premium	$13.74 per $1,000 of Maximum Surrender Charge Premium.
Transfer fee	On transfers among investment divisions or the Fixed Account	$25.00	Not currently charged
(1)
Because the details of this surrender charge are complex, this table does not show all of those details, such as when there have been previous specified face amount increases, decreases or withdrawals. Please refer to “Charges and Deductions You Pay — Surrender Charge” for more information.
(2)
This charge varies based on individual characteristics of the insured and may not be representative of the charge that you will pay. Refer to your Policy specifications page for more information about the charges under the Policy, based on various assumptions.
(3)
The Representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class with a face amount of $250,000 in the first policy year.
(4)
In years 1 and 2, the surrender charge is the amount of premiums you have actually paid up to the Maximum Surrender Charge Premium. In Years 3 through 15, the surrender charge is a declining percentage of the surrender charge in year 2, beginning with 90% in year 3 and reaching 0% after year 15. A pro-rata portion of the surrender charge that would apply if you made a full surrender will apply to partial withdrawals of more than the 10% annual free withdrawal amount. For specified face amount reductions that you request, the surrender charge is equal to 50% of a pro-rata portion of the surrender charge that would apply if you had made a full surrender.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Base Contract Charges:
Cost of Term Insurance for coverage under base policy(1)

•Minimum and Maximum Charge	Monthly	$0.06 to $53.58 per $1,000 of term insurance amount(2)	$0.01 to $37.98 per $1,000 of term insurance amount(2)
•Charge for a representative insured (3)		$0.20 per $1,000 of term insurance amount	$0.20 per $1,000 of term insurance amount
Administration Charge(4)	Monthly	$35 per month	$35 per month
Mortality and Expense Risk Charge(5)	Monthly	Effective annual rate of up to 0.90%	Effective annual rate of up to 0.90%
Underwriting Charge(6)	Monthly	$5.00	$5.00
Loan Interest Spread(7)	Annually	Annual rate of up to 2% of the loan amount	Annual rate of up to 2% of the loan amount
Optional Benefit Charges:
Disability Waiver of Premium Benefit(8)
•Minimum and Maximum Charge	Monthly	$0.14 to $0.67 per $100 of covered premium amount	$0.013 to $0.60 per $100 of covered premium amount
•Charge for a representative insured(3)		$0.37 per $100 of covered premium amount	$0.34 per $100 of covered premium amount
Disability Waiver of Monthly Deduction Benefit(8)
•Minimum and Maximum Charge	Monthly	$0.02 to $0.45 per $1,000 of term insurance amount	$0.01 to $0.45 per $1,000 of term insurance amount
•Charge for a representative insured(3)		$0.03 per $1,000 of term insurance amount	$0.02 per $1,000 of term insurance amount
Accidental Death Benefit(8)
•Minimum and Maximum Charge	Monthly	$0.07 to $0.12 per $1,000 of accidental death benefit amount	$0.07 to $0.09 per $1,000 of accidental death benefit amount
•Charge for a representative insured(3)		$0.07 per $1,000 of accidental death benefit amount	$0.05 per $1,000 of accidental death benefit amount
Long Term Care Guaranteed Purchase Option(8)
•Minimum and Maximum Charge	Monthly	$0.20 to $1.88 per $100 of daily coverage amount	$0.20 to $1.88 per $100 of daily coverage amount
•Charge for a representative insured(3)		$0.48 per $100 of daily coverage amount	$0.48 per $100 of daily coverage amount
Children’s Term Insurance Benefit	Monthly	$0.60 per $1,000 of child’s term insurance amount	$0.39 per $1,000 of child’s term insurance amount
Spouse Term Insurance Benefit(8)
•Minimum and Maximum Charge	Monthly	$0.16 to $3.90 per $1,000 of spouse’s term insurance amount	$0.07 to $3.90 per $1,000 of spouse’s term insurance amount
•Charge for a representative insured(9)		$0.23 per $1,000 of spouse’s term insurance amount	$0.09 per $1,000 of spouse’s term insurance amount
(1)
The cost of term insurance charge varies based on individual characteristics, including the insured’s age, risk class and,

in most cases, sex. It also varies depending on how long the Policy has been outstanding. The cost of term insurance charges shown are probably not representative of the charges that you pay. You can obtain more information about the cost of term insurance or other charges that would apply for a particular insured by contacting your sales representative.
(2)
The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s cash value.
(3)
The Representative insured is a male insured, age 35, in the preferred nonsmoker underwriting class with a face amount of $250,000 in the first policy year.
(4)
$35 is the administration charge during the first Policy year for insureds Age 41 and over. The charge is less during the first Policy year, for younger insureds ($30 for Ages 26-40, $20 for Ages 25 and under). In the second and later Policy years, the charge reduces to $10 for all insureds and, if you pay the “required administrative premium” shown on page 3 of your Policy, the charge reduces further depending on the specified face amount of your Policy ($7 for less than $100,000, $6 for $100,000-$249,999 and $5 for $250,000 or more). We will deduct any amount of the first Policy year’s administration charges that remains unpaid at the time of any full surrender or other termination of a Policy during its first year.
(5)
The Mortality and expense risk charge is an annual rate of 0.90% for Policy Years 1-10; 0.60% for Policy Years 11-15 and 0.30% after Policy year 15.
(6)
The underwriting charge of $5.00 per month applies for the first 12 months after you increase your specified face amount.
(7)
The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread is an annual rate of 2% for Policy years 1-10; 0.6% for Policy years 11-15; 0.3% for Policy years 16-20 and 0% after Policy Year 20.
(8)
The charges for these optional features vary based on individual characteristics, including the insured’s age, risk class and, in most cases, sex. The charges shown are probably not representative of the charges that you would pay. You can obtain more information about the charges you would pay by contacting your sales representative.
(9)
The Representative insured is a female insured, age 35, in the preferred nonsmoker underwriting class with a specified face amount of $125,000.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their current expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Expense
	Minimum	Maximum
Annual Portfolio Expenses (Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.28%	0.96%
PRINCIPAL RISKS
Investment Risk. MetLife does not guarantee the investment performance of the variable investment options, and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, these deductions will have an even greater impact on your Policy’s cash value. It is possible to lose your full investment, and your Policy could terminate without value, unless you pay additional premiums.
If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

Surrender and Withdrawal Risks (Short-Term Investment Risk). The Policies are designed to provide lifetime insurance protection. THEY ARE NOT OFFERED PRIMARILY AS AN INVESTMENT, AND ARE NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. If you surrender the Policy within the first 15 Policy years (or within the first 15 years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you withdraw more than 10% of your cash surrender value in any of the first 15 Policy years (or the first 15 years following a specified face amount increase).
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will terminate without value because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly terminate).
Risk of Policy Lapse. Your Policy may lapse without value or death benefit if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay a monthly deduction (the charge we deduct from your Policy’s cash value every month) and no minimum guaranteed death benefit is in effect, your Policy will lapse without value or death benefit, unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does lapse, your insurance coverage also will terminate (although you will be given an opportunity to reinstate your Policy and coverage if you satisfy certain requirements). If your Policy lapses when there is an outstanding loan, there may be adverse tax consequences.
Tax Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance policy under Federal tax law, increases in the Policy’s cash value will be taxed currently.
Even if your Policy is treated as a life insurance policy for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1∕2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
See “Federal Tax Matters.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks. A policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options or Fixed Account as collateral, and hold it in your Policy loan account. This loan collateral does not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.

Any unpaid loan (plus accrued interest) also reduces the Policy’s insurance proceeds paid to your beneficiary. In addition, your Policy may terminate if your outstanding loan and accrued loan interest reduce the cash surrender value to zero unless the guaranteed minimum death benefit is in effect.
If you surrender your Policy or your Policy terminates while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and any prior tax-free withdrawals exceed the premiums paid. Particularly because loans and partial withdrawals reduce your Policy’s cash surrender value, any remaining cash surrender value may be insufficient to pay the income tax due.
Limitations on Access to Cash Value. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $500 and not more than the cash surrender value less two monthly deductions.
Limitations on Transfers. We may limit transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures intended to limit market timing that may adversely affect other Policy Owners. In addition, each Fund may restrict or refuse purchases of shares in their Portfolios as a result of its own procedures on market timing activities. You should read each Fund’s prospectus for more details.
Policy Charge and Expense Increase. We have the right to increase certain Policy charges.
Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Risks of Investment in the Portfolios. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 800-638-5000. There is no assurance that any of the Portfolios will achieve its stated investment objective.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the

Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. The Policy is subject to the risks related to Metropolitan Life. Any obligations (including under any Fixed Account investment option), guarantees of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-638-5000 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. We are obligated to pay all benefits under the Policies. Investments in the Policy are subject to the risks related to Metropolitan Life with respect to any death benefit or other guarantees (including Fixed Account guarantees) that MetLife make available under the Policy.
All obligations (including under the Fixed Account), and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you.

The Separate Account
Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy and other products funded through the Separate Account. The amount of the death benefit that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. Metropolitan Life is regulated as an insurance company under state law. State law generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, Metropolitan Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Portfolios
Each investment division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the American Funds Insurance Series®, Brighthouse Funds Trust I, and Brighthouse Funds Trust II. Each of these mutual funds has an investment adviser responsible for overall management of each Portfolio available in the mutual funds. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.
The name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Fund has issued a prospectus that contains more detailed information about the Portfolio, which you may obtain by calling by calling 1-800-638-5000 or going on line to: dfinview.com/metlife/tahd/MET000220.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series, we offer Class 2 shares only; for Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from fees deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2022, approximately 87% of Portfolio assets held in Separate Accounts of Metropolitan Life and its affiliate were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (“Sale and Distribution of the Policies.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, Metropolitan Life Investors Distribution Company (“MLIDC”). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return. For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.
Selection of the Portfolios
We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above.
In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
Purchase and Redemption of Portfolio Shares by Our Separate Account
As of the end of each Valuation Period (See “Sending Communications and Payments To Us — When Your Requests, Instructions and Notifications Become Effective.”), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
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The allocation of net premiums to the Separate Account.
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Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
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Policy loans and loan repayments allocated to the Separate Account.
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Transfers to and among investment divisions.
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Withdrawals and surrenders taken from the Separate Account.
VOTING RIGHTS
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all Policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by Metropolitan Life
We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other separate accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including securing the approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
THE FIXED RETURN YOU CAN CHOOSE (OUR FIXED ACCOUNT)
The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts, based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the Divisions. Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first.
Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.
Since the Fixed Account is not registered under the federal securities laws, this prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

PURCHASING A POLICY
The Policy is no longer offered for sale. If you wanted to own a Policy, then you must have completed an application, which must have been received by the Designated Office. We reserved the right to reject an application for any reason permitted by law, and our acceptance of an application was subject to our underwriting rules.
Generally, we issued a Policy only for insureds that were age 80 or less (although we may have decided to permit an insured that is older) that provided evidence of insurability that we found acceptable. An “insured” is the person upon whose life we issue the Policy. You do not have to be the insured.
The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.
For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.
The Date of Policy is usually the date the Policy application is approved. (Under our current administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Date of Policy of the 28th.) In certain situations when payroll deduction is being used for remittance of premiums, we may adjust the Date of Policy. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than six months prior to the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.
For applications that were submitted without an advance payment of the initial premium or if we had refunded an advance payment prior to the issuance of the Policy, the Policy would have been redated upon delivery to you. The delivery date is the new Date of Policy.
Temporary insurance was provided for up to 90 days from the date of the application (or a greater period of time that we may elected), provided that we received a payment equal to at least one transfer under a preauthorized checking arrangement (see “Your Payment and Allocation of Premiums —  Paying Premiums”) and any necessary medical examination had been completed. Even if the insured hadn't completed the medical examination, there would have been coverage if the insured died from an accident within 30 days of the date of the application. The temporary insurance did not cover death by suicide. The temporary insurance provided was equal to the specified face amount applied for up to a maximum of $500,000 (as may have been increased by us). There was no charge for the insurance protection under the temporary insurance.
Insurance coverage under the Policy began, and any temporary insurance that was then in force ended, at the time the Policy was delivered and the Date of Receipt of the first premium payment occurred. For coverage to be effective, the insured’s health must have been the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under this Policy begin, see “Charges and Deductions you Pay —  Charges Included in the Monthly Deduction.”
It may not be in your best interest to surrender, terminate, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
YOUR PAYMENT AND ALLOCATION OF PREMIUMS
Paying Premiums
Unless your Policy has a guaranteed minimum death benefit in effect, the payment of a given amount of premiums won’t guarantee that your Policy will remain in force. Rather, this depends on your Policy’s cash surrender value.
Your Policy will remain in force as long as the Policy’s cash surrender value is large enough to cover one monthly deduction. The monthly deduction is a charge we deduct from your Policy’s cash value every month.
You can make premium payments, subject to certain limitations discussed below, through the:
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Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (A) annual; (B) semi-annual; (C) periodic automatic pre-authorized transfers from your checking account (“preauthorized checking arrangement”); (D) systematic through payment plans that your employer makes available; or (E) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned premium schedule.
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Unscheduled premium payment option: You can make premium payments at any time.
We do not accept premiums made in cash or by money order.
If any payments under the Policy exceed the “7-pay limit” under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the “7-pay limit.” (See “Federal Tax Matters” below) If we receive a premium payment 30 days or less before the anniversary of the 7-pay testing period that exceeds the “7-pay limit” and would cause the Policy to become a modified endowment contract, and waiting until the anniversary to apply that payment would prevent the Policy from becoming a modified endowment contract, we may retain the premium payment in a non-interest bearing account and apply the payment to the Policy on the anniversary. If we follow this procedure, we will notify you and give you the option of having the premium payment applied to the Policy before the anniversary. Otherwise, if you make a premium payment that exceeds the “7-pay limit,” we will apply the payment to the Policy according to our standard procedures described below and notify you that the Policy has become a modified endowment contract.
Paying Premiums to Maintain the Guaranteed Minimum Death Benefit
You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee, you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary or upon the Policy lapse date (depending on state requirements) to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force. If no guarantee is in force, your Policy will terminate under the circumstances described in “Policy Termination and Reinstatement”.

The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:
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Duration of the guarantee (generally higher levels are required for longer durations).
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Specified face amount (generally higher levels are required for higher amounts).
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Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk).
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Death benefit option (generally higher levels are required for death benefit options B and CI).
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Except for Policies issued in New York, Policy riders (generally higher levels are required if you have riders in force).
Maximum and Minimum Premium Payments
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During the first Policy year you must pay an amount of premium that we call the minimum initial premium (after taking account of partial withdrawals and outstanding Policy loans) or we will terminate your Policy after the grace period.
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After the first Policy year, your voluntary planned periodic payments must be at least:
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$200 annually (or, for some Policies distributed by certain brokers, $2,500 annually)
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$100 semi-annually
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$15 on a preauthorized checking arrangement or other systematic payment schedule.
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Unscheduled premium payments must be at least $250 each.
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You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement. If possible, we will tell you how to reverse the status.
Allocating Net Premiums
You can instruct us to allocate your net premiums among the Fixed Account and the Divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in any other manner that we permit.
For Policies issued in California. We will allocate your net premiums among the Fixed Account and the Divisions you select in your Policy application on the Investment Start Date. If you are age 60 or older and you allocate 100% of your net premiums to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Free Look period (see “Other Policy Provisions — Free Look Period to Cancel your Policy”), we will not automatically transfer your cash value or reallocate your future premiums to the Divisions once the Free Look period has ended. You must contact us to request a transfer or reallocation
YOUR POLICY’S VALUES
Cash Value
Your Policy’s cash value equals:

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The Fixed Account cash value, plus
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The Policy Loan Account cash value, plus
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The Separate Account cash value.
The Separate Account cash value allocated to each Division is calculated as follows:
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20 days after your Investment Start Date, we will allocate your cash value among the Divisions as you requested your net premiums to be allocated in your application. For Policies issued in California, see “Allocating Net Premiums.”
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Thereafter, at the end of each Valuation Period the cash value in an Division will equal:
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The cash value in the Division at the beginning of the Valuation Period; plus
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All net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus
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All partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus
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The portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus
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The net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.
Cash Surrender Value
Your Policy’s cash surrender value equals your cash value minus:
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Any outstanding Policy loans (plus any accrued and unpaid interest);
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Any surrender charges; and
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The administration charge for any full Policy month remaining in the first Policy year.
The Amount We Pay at Your Policy’s Final Date
The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.
SENDING COMMUNICATIONS AND PAYMENTS TO US
Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. As of the date of this Prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-638-5000 for our current procedures.
If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
When Your Requests, Instructions and Notifications Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted.)
A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).
The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy Owners, and who simultaneously makes the same request or series of requests on behalf of other Policy Owners.
INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES
If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death.
We will pay this amount after we receive documents that we request as due proof of the insured’s death. The amount of the death benefit that exceeds the Policy’s Cash Value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.
The beneficiary can receive the death benefit in a single sum or under various income plans described under "Additional Benefits." You may make this choice during the insured’s lifetime. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan as long as we have made no payments from the Total Control Account (see below). If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.
The Policy’s death proceeds may generally be paid to the beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the Total Control Account in accordance with the terms of the Total Control Account agreement. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment risk of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
The insurance proceeds equal:
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The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus
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Any additional insurance proceeds provided by rider; minus
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Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy’s Cash Value in the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation.

Death Benefit Options You Can Choose
Generally, you can choose among three options, although the choice may be limited based upon the insured’s age. You select which option you want in the Policy application. The three options are:
•
Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
•
Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
•
Option C: The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:
•
The death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65 (“CI”).
•
At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount (“CII”).
There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of term insurance will generally be greater under Options B and CI than under Options A and CII.
You can change your death benefit option after the second Policy year and, thereafter, once in any 12 month period, provided that:
•
Your cash surrender value after the change would be enough to pay at least two monthly deductions.
•
The specified face amount continues to be no less than the minimum we allow after a decrease.
•
The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
•
If the change is to Option C, the insured is age 60 or less.
Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:
•
Change from A to B, or from A to CI, or from CII to B: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.
•
Change from B to A, or from CI to A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.
•
Change from B to CI or from CI to B: The specified face amount will remain the same.
Before you change your death benefit option you should consider the following:
•
If the term insurance amount of your death benefit changes, as it may with a change from A to B, or from A to CI, or from CII to B and vice versa, the cost of term insurance will also change. This will affect your cash value and, in some cases, the amount of the death benefit.
•
The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

•
If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; that there would be an increase or decrease in the monthly administration charge; and that the maximum premium amounts that you can pay would change. A specified face amount decrease resulting from a death benefit option change, however, will not result in deduction of a surrender charge.
Alternate Death Benefit That Automatically Applies in Some Cases
In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose, as discussed above. The alternate death benefit is as follows:
Age of Insured at Death	40 and less	45	50	55	60	65	70	75 to 90	95
% of Cash Value: *	250	215	185	150	130	120	115	105	100
*
For the ages not listed, the percentage decreases by a pro rata portion for each full year.
Guaranteed Minimum Death Benefit You Can Choose
You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured’s rating class, however.
There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see “Premiums” below). We test the Policy on each monthly anniversary or upon the Policy’s lapse date (depending on state requirements) — the “testing date” — to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven’t made the minimum premium payments, we will tell you and give you 61 days from the testing date to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it. If no guarantee is in effect, your Policy will terminate under the circumstances described in “Policy Termination and Reinstatement.”
Each duration for the guaranteed minimum death benefit has its own premium requirement that supports it. The longer the duration, the greater the premiums required. At issue, we will look at the premium you plan to pay and give you which ever duration that premium supports. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. A duration cannot be increased by subsequently paying additional premiums nor can a duration be reinstated once it is terminated. The durations for the guaranteed minimum death benefit are
•
For the first five Policy years.
•
To age 65, but only if the insured is age 60 or less when the Policy is issued.

•
To age 75, but only if the insured is age 70 or less when the Policy is issued.
•
To age 85, but only if the insured is age 80 or less when the Policy is issued.
For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued) or to age 60 (if the insured was less than age 18 on the date the Policy was issued).
For Policies issued in Massachusetts, New Jersey and Texas, the only available duration of the guaranteed minimum death benefit is the first five Policy years.
The Specified Face Amount of Your Policy
The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:
•
$100,000 for insureds in the preferred rate class
•
$50,000 for most other insureds
•
$25,000 for certain insureds over age 59.
•
$250,000 for most Policies distributed through broker-dealers not affiliated with us.
Generally, you may decrease your specified face amount after the first Policy year or increase your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.
You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. The lowest available specified face amount requirements also apply to decreases that result from partial withdrawals or changes in death benefit option. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.
You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.
Before you change your specified face amount you should consider the following:
•
The term insurance amount of your death benefit will likely change and so will the cost of term insurance. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

•
Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.
•
We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount that you request.
•
We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.
•
The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.
•
The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.
•
In some circumstances, the Policy could become a modified endowment contract.
•
The monthly administration charge may change.
SURRENDERS AND PARTIAL WITHDRAWALS FROM YOUR POLICY
Surrendering (Turning In) Your Policy
You may surrender your Policy for its cash surrender value at any time while the insured is living. We may ask you to return the Policy before we honor your request to surrender your Policy. We determine the cash surrender value as of the end of the Valuation Period during which we receive the surrender request. (See “Sending Communications and Payments To Us”). You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy’s death benefit and its cash value, computed as of the surrender date.
Partial Withdrawals You Can Take
You can make partial withdrawals of your cash surrender value at any time if:
•
The partial withdrawal would not result in a reduction in your specified face amount during the first Policy year, as described under “The Specified Face Amount of your Policy” above;
•
The partial withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
•
The partial withdrawal is at least $500;
•
The partial withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under “The Specified Face Amount of Your Policy” above; and
•
The partial withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by the Internal Revenue Code rules.
If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller partial withdrawal or surrender the Policy. We will deduct your partial withdrawal from the Fixed Account and the Divisions in the same way we allocate the monthly deduction.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:
•
Surrender charges may apply.
•
At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See “Federal Tax Matters”)
•
Your Policy could become a modified endowment contract.
•
For partial withdrawals, your death benefit will decrease by the amount of the withdrawal. For Options A and CII, your specified face amount also will decrease, generally by the amount of the withdrawal, but this decrease will not cause any surrender charge to be deducted other than any surrender charge attributable to the amount withdrawn.
•
Any partial withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.
•
In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.
TRANSFERRING CASH VALUE AMONG YOUR POLICY’S INVESTMENT OPTIONS
The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.
Restrictions on Frequent Transfers
Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios. We monitor the following portfolios ("Monitored Portfolios"):
•
American Funds Global Small Capitalization Fund
•
American Funds Growth Fund
•
American Funds Growth-Income Fund
•
American Funds The Bond Fund of America
•
Baillie Gifford International Stock Portfolio
•
CBRE Global Real Estate Portfolio
•
Harris Oakmark International Portfolio
•
Invesco Global Equity Portfolio

•
Invesco Small Cap Growth Portfolio
•
Loomis Sayles Small Cap Core Portfolio
•
Loomis Sayles Small Cap Growth Portfolio
•
MetLife MSCI EAFE® Index Portfolio
•
MetLife Russell 2000® Index Portfolio
•
MFS® Research International Portfolio
•
Neuberger Berman Genesis Portfolio
•
T. Rowe Price Small Cap Growth Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds Portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers. We apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds, describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more Policy Owners with interests in the Divisions is, or would be, to the disadvantage of other Policy Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other Policy Owners. A limitation or modification could be applied to transfers to and from one or more of the Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one Policy Owner; (3) limiting the dollar amount that may be transferred by an Policy Owner between Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the Policy Owner.
Transfers You Can Make by Telephone
Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and changes to allocations of future net premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:
•
We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
•
All telephone calls will be recorded.
•
You will receive a written confirmation of any transaction.
•
Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.
•
You should contact your Designated Office with any questions regarding the procedures.
Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to your Designated Office.
BORROWING FROM YOUR POLICY
The amount of each loan must be:
•
At least $500.
•
No more than the cash surrender value less two monthly deductions (unless your Policy provides for a different amount required by state law) when added to all other outstanding Policy loans.
As of your loan request’s Date of Receipt, we will:

•
Remove an amount equal to the loan first from your cash value in the Fixed Account. If an additional amount is required, we will remove it from the cash value in the Divisions of the Separate Account in the same proportion as your cash value is then allocated.
•
Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the Divisions, according to the way that we allocate monthly deductions.
•
Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We will reduce this rate to 4.6% for Policy years 11 through 15, to 4.3% for Policy years 16 through 20 and to 4.0% after Policy year 20. Your interest payments are due at the end of each Policy year. If you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan.
Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Unless you tell us otherwise, any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, the resulting reduction in outstanding loans will have the same effect as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that any new net premiums would be allocated. If a Policy loan is outstanding, it may be better to repay the loan than to pay premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See “Charges and Deductions You Pay”.)
Before taking a Policy loan you should consider the following:
•
Interest payments on loans are generally not deductible for tax purposes.
•
Under certain situations, Policy loans could be considered taxable distributions.
•
If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See “Federal Tax Matters” below.) In addition, the amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.
•
A policy loan increases the chances of our terminating your policy due to insufficient cash value. Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (A) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction and minus any surrender charges; and (B) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
•
Your Policy’s insurance proceeds will be reduced by any unpaid loan (plus any accrued and unpaid interest).
•
The amount taken from your Policy’s cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if they are repaid.
POLICY TERMINATION AND REINSTATEMENT
Termination
We will terminate your Policy without any cash surrender value if:

•
The cash surrender value is less than the monthly deduction;
•
No minimum guaranteed death benefit is in effect; and
•
We do not receive a sufficient premium payment within the 61-day grace period to cover two monthly deductions.
We will mail you notice if any grace period starts. If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deductions.
Reinstatement
Upon your request, we will reinstate (put back in force) your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period provided by state law) after the end of the grace period and before the Final Date. You also must provide us:
•
A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
•
Evidence of insurability that we find satisfactory.
•
An additional premium amount that the Policy prescribes for this purpose.
ADDITIONAL BENEFITS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Disability Waiver of Premium Benefit	This rider is designed for Policy Owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability.	Optional	This rider was only available at Policy issue. In order to qualify for this rider, you must maintain a premium level equal to that required under the rider.
Disability Waiver of Monthly Deduction Benefit	This rider provides for the waiver of certain monthly deductions, including cost of insurance and monthly policy expense charges, upon proof of disability.	Optional	This rider was only available at Policy issue.
Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	This rider was only available at Policy issue.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the insured’s spouse.	Optional	This rider was only available at Policy issue.
Accidental Death Benefit	This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident	Optional	This rider was only available at Policy issue.
Accelerated Death Benefit Rider	This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.	Optional	This rider was only available at Policy issue.
Long Term Care Guaranteed Purchase Option	This rider gives the Policy Owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting.	Optional	This rider was only available at Policy issue.
Equity GeneratorSM Automated Investment Strategy	Allows you to transfer the interest earned in the Fixed Account to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division on each monthly anniversary.	Standard	Only one automated investment strategy may be in effect at a time.
AllocatorSM Automated Investment Strategy	Allows you to systematically transfer Cash Value from the Fixed Account or any one Division to any other Division.	Standard	Only one automated investment strategy may be in effect at a time. The minimum dollar amount from the source fund is $100.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Equalizer
Allows you to equalize the
cash value in the Fixed
Account and either the
MetLife Stock Index Division
or the Frontier Mid Cap
Growth Division on the
calendar quarter. All or a
portion of your cash value
must be allocated to the
Fixed Account and/or the
Division selected when
requesting this automated
investment strategy.
		Standard	Only one automated investment effect at a time.
RebalancerSM
The Rebalancer allows your
Policy’s Cash Value to be
automatically redistributed
on a quarterly basis among
the Divisions and the Fixed
Account in accordance with
the allocation percentages
you have selected.
		Standard	Only one automated investment strategy may be in effect at a time.
Index SelectorSM	The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels.	Standard	Only one automated investment strategy may be in effect at a time.
Disability Waiver of Monthly Deduction Rider. The Disability Waiver of Monthly Deduction Rider provides that after the Company receives proof that the insured has been totally disabled for a continuous period of at least 6 months, monthly deductions will be waived. You may not elect both the Disability Waiver of Monthly Deduction Benefit and the Disability Waiver of Specified Premium Benefit.
For example, if the monthly deductions for a policy were $150, we would waive $150 per month starting from the date the total disability rider is triggered (e.g. proof of total disability for a continuous period of 6 months) until the end of the disability.
Disability Waiver of Premium Benefit. This rider which provides for waiver of a specified amount of monthly premium in the event of the disability (as defined in the rider) of the insured. You may not elect both the Disability Waiver of Monthly Deduction Benefit and the Waiver of Premium Benefit.
For example, the specified monthly premium amount of $500 that was chosen on the application will be applied to the policy as premium when the insured becomes disabled as defined in the rider until the end of the disability. Applicable premium loads will apply to each such premium payment.
Children’s Term Insurance Benefit. The Children’s Term Insurance Rider provides term insurance coverage on each child, stepchild or legally adopted child of the insured who are at least 15 days old and under age 18 on the date of application for this rider. At issue, all eligible children who are listed on the application will be covered. Any children who are listed on the application but are not at least 15 days old will become eligible children when they become 15 days old. Additional children, either born or legally adopted after issue, will be covered automatically, as they become eligible. Coverage for each insured child begins at age 15 days or the date of adoption if later and ends for each eligible child at age 25.
For example, a base policy with a face amount of $40,000 could have a Children’s Term Insurance Rider that covers 3 children with a term face amount of $5,000 each.
Spouse’s Term Insurance Benefit. The Spouse’s Term Insurance Rider provides term insurance coverage on the spouse of the insured rider.
For example, a base policy with a face amount of $40,000 could have a Spouse’s Term Insurance Rider with a term face amount of $5,000.
Accidental Death Benefit Rider. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare- paying passenger on a common carrier.
For example, if the base face amount of the policy is $250,000 and the Accidental Death Benefit face amount is $100,000, we will pay a death benefit of $350,000 if an accident caused the insured’s death.
Acceleration of Death Benefit Rider. This rider allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum Policy loan interest rate under the Policy. In exercising the benefit, the Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. This rider may be exercised once.
For example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.
Long Term Care Guaranteed Purchase Option. This rider gives the Policy Owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting.
For example, if the Policy Owner elects to purchase long-term care insurance on a permissible purchase option date, the Policy Owner may do so and will not be subject to additional underwriting.
Automated Investment Strategies: You can choose one of five automated investment strategies. You can change or cancel your choice at any time. These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.
Equity GeneratorSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month’s minimum.
For example, if you earn $50 of interest on amounts that you have allocated to the Fixed Account, that amount will be automatically transferred to the Division of your choice on the monthly anniversary.
AllocatorSM. The Allocator allows you to systematically transfer Cash Value from the Fixed Account or any one Division (the “source fund”) to any number of Divisions. The transfers will take place on a specified date each month. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, the minimum dollar amount from the source fund is $100.
For example, you may choose to systematically transfer $1,200 to a Division of your choice for 12 months and on each monthly anniversary for 12 months, we will transfer $100 to the Division.
Equalizer. The Equalizer allows you to equalize the cash value in the Fixed Account and either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division on the calendar quarter. All or a portion of your cash value must be allocated to the Fixed Account and/or the Division selected when requesting this automated investment strategy.
For example, this option will automatically rebalance the cash value in the Fixed Account and either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division to a 50/50 split on each calendar quarter.
RebalancerSM. The Rebalancer allows your Policy’s Cash Value to be automatically redistributed on a quarterly basis among the Divisions and the Fixed Account in accordance with the allocation percentages you have selected.
For example, if you allocated 25% to each of four Divisions, at the end of each quarter, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each Division.
Index SelectorSM. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your Cash Value among the five Divisions that invest in the five index Portfolios available under the Policy (the MetLife Aggregate Bond Index, MetLife MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and MetLife Russell 2000 Index Portfolios) and the Fixed Account. If you change your allocation of net Premiums, the Index Selector strategy, including the rebalancing feature, will be terminated.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.
For example, on a quarterly basis, we will redistribute your Cash Value among these Divisions and the Fixed Account in order to return your Cash Value to the original allocation percentages.

CHARGES AND DEDUCTIONS YOU PAY
The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.
Services and benefits we provide:
•
the death benefit, cash, and loan benefits under the Policy
•
investment options, including premium allocations
•
administration of elective options
•
the distribution of reports to Policy Owners
Costs and expenses we incur:
•
costs associated with processing and under writing applications, and with issuing and administering the Policy (including any riders)
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overhead and other expenses for providing services and benefits
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sales and marketing expenses
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other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•
that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
•
that the charges of providing the services and benefits under the Policies exceed the charges we deduct
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies. We may also profit from all the charges combined, including the cost of term insurance charge and the mortality and expense risk charge.
The following sets forth additional information about the Policy charges.
Deductions from Premiums
Sales charge: We deduct a 2.25% sales charge from each premium primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.
Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.
Federal tax charge: We deduct 1.25% from each premium to reimburse us for the Federal income tax liability related to premiums.

Charges for income taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.
Transfer Charge
We reserve the right to charge up to $25 per transfer among the investment divisions and to or from the Fixed Account, except for any transfers under the Automated Investment Strategies. We do not currently impose a transfer charge.
Underwriting Charge
This charge applies only if you request an increase in your specified face amount. In that case, we charge $5 per month for the first twelve months after the month you increase your specified face amount.
Charges Included in the Monthly Deduction
You can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.
Cost of term insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of term insurance rates by the term insurance amount.
•
The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose. (Generally, the term insurance amount will be higher for Options B and CI).
•
The term insurance rate is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured’s sex, age and smoking status. As a general rule, the guaranteed rate increases each year you own your Policy, as the insured’s age increases. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who purchased their policy at the same time and who is the same age, sex and rate class.
•
Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured’s rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured’s rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
•
The current cost of term insurance rate varies among otherwise identical insureds, depending on how long an insured’s Policy has been in force. In the early Policy years, the rate in some cases will decrease from one year to the next. Nevertheless, if held for a long enough period of time, any Policy’s current cost of term insurance rate will begin to increase from year to year as the insured’s age increases.
•
The current maximum amount that we may charge for the cost of insurance is $37.98 per $1,000 of term insurance amount and the minimum that we may charge for the cost of insurance is $0.01 per $1,000 of term insurance amount.
Administrative Charge
We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and also, in the first year, our underwriting and start-up expenses.
In the first Policy year, the Administration charge is $20 per month for insureds age 25 and under, $30 per month for insureds age 26-40 and $35 per month for insureds age 41 and over. In the second and later Policy years, the Administration charge is $10 per month unless you pay the required Administrative Premium shown on page 3 of your Policy. If you pay these premiums, the monthly charge will be $5 for a specified face amount of $250,000 or more, $6 for a specified face amount between $100,000 and $249,999 and $7 for a specified face amount of less than $100,000.
Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:
•
mortality risks that insureds may live for a shorter period than we expect; and
•
expense risks that our issuing and administrative expenses may be higher than we expect.
The charge is made monthly, based on the cash value of the Policy in our Separate Account, at an annual rate of 0.90% for Policy years 1 through 10, 0.60% for Policy years 11 through 15 and 0.30% thereafter.
Surrender Charge
If, during the first fifteen Policy years, or during the first fifteen years following a specified face amount increase, you surrender your Policy, reduce the face amount, make a partial withdrawal, or your Policy terminates for insufficient cash surrender value, we will deduct a surrender charge from the cash value. The amount of your Policy’s surrender charge that we will deduct at the time you reduce the specified face amount will be 50% of the portion of the surrender charge that we attribute to the decrease. For partial withdrawals of up to 10% of the Policy’s cash surrender value at the date of the partial withdrawal (aggregated for this purpose with all previous withdrawals during the same Policy year) no surrender charge is deducted. We make the surrender charge primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.
The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration that will show you how this charge (along with other charges plus your loans and accrued interest) affects your cash surrender value.
In order to determine the Surrender Charge, we first determine the:
•
“Surrender Charge Measure” for the Policy’s initial specified face amount, which is:
•
For the first Policy year the lesser of:
(A)
actual cumulative premiums paid; and
(B)
the Maximum Surrender Charge Premium.

•
For the second Policy year and later Policy years, the lesser of:
(A)
actual cumulative premiums paid within the first two Policy years; and
(B)
the Maximum Surrender Charge Premium.
•
“Increase Surrender Charge Measure” (i.e., The Surrender Charge Measure for any increase you have made in your specified face amount), which is:
•
For the first year following the increase, the lesser of:
(A)
the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:
(i)
the Surrender Charge Measure for the first Policy year, plus
(ii)
the Increase Surrender Charge Measure for the first year following any prior increases; and
(B)
the Maximum Surrender Charge Premium at the time of the increase.
•
For the second year and later following the increase, the lesser of:
(A)
the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:
(i)
the Surrender Charge Measure for the second Policy year, plus
(ii)
the Increase Surrender Charge Measure for the second year following any prior increases; and
(B)
the Maximum Surrender Charge Premium for the second Policy year following the increase.
•
Maximum Surrender Charge Premium, which is the amount determined at issue (or, for a specified face amount increase, at the time of the increase) which will not exceed:
•
For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and
•
For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.
•
Federal Guideline Annual Premium, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:
•
the 1980 Commissioners Standard Ordinary Mortality Tables;
•
net investment earnings at an annual effective rate of 4%; and
•
fees and charges as set forth in your Policy and Policy riders.
This premium is based on the insured’s age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.
Using the above determinations, we will compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.
Policy year (or actual year since Specified Face Amount Increase)	1	2	3	4	5	6*	7	8	9	10	11	12	13	14	15	16 and later
% of Measure	100	100	90	80	70	60	54	48	42	36	30	24	18	12	6	0
*
After the fifth year, the surrender charges will decrease each Policy month.
You may withdraw up to 10% of the Policy’s Cash Surrender Value each year without paying a surrender charge. A withdrawal will exceed the 10% free withdrawal amount to the extent that it (together with any prior withdrawals in the same Policy year) is more than 10% of your Policy’s cash surrender value on the date of the withdrawal. The amount deducted would be the same proportion of the full surrender charge as (a) the amount of the withdrawal that exceeds the 10% free withdrawal amount bears to (b) the Policy’s total cash value.
If you make a withdrawal of cash value or specified face amount decrease that causes us to deduct an amount of surrender charge, we will reduce the remaining surrender charge on the Policies’ specified face amount by the amount deducted. If you previously increased your Policy’s specified face amount, we make any such reductions first to any remaining surrender charge attributable to the most recent such increase(s) (in reverse chronological order) and then to those attributable to the original specified face amount.
We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.
Charges for Optional Benefits
Charges for Additional Benefits. We charge monthly for the cost the following additional rider benefits:
Disability Waiver of Premium Benefit: We impose a monthly charge for the benefit. The current charge is $0.13 to $0.60 per $100 of covered premium amount.
Disability Waiver of Monthly Deduction: We impose a monthly charge for the benefit. The current charge is $0.01 to $0.45 per $1,000 of term insurance amount.
Accidental Death Benefit. We impose a monthly charge for the benefit. The current charge is $0.05 to $0.09 per $1,000 of accidental death coverage amount.
Long Term Care Guaranteed Purchase Option: We impose a monthly charge for the benefit. The current charge is $0.20 to $1.88 per $100 of daily coverage amount.
Children’s Term Insurance Benefit: We impose a monthly charge for the benefit. The current charge is $0.39 per $1,000 of child’s term insurance amount.
Spouse Term Insurance Benefit: We impose a monthly charge for the benefit. The current charge is $0.07 to $3.90 per $1,000 of spouse’s term insurance amount.

Charges and Expenses of the Separate Account and the Portfolios
Charges for Income Taxes: In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies’ cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.
Portfolio Charges. Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Divisions you are using.
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
FEDERAL TAX MATTERS
The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
•
Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).
•
In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
•
The death proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
•
If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
•
Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
•
The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.
Cash Value (If Your Policy Is Not a Modified Endowment Contract)
•
You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
•
Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
•
Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
•
If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.
If your Policy is considered a modified endowment contract the following applies:
•
The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
•
Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
•
An additional 10% income tax generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy Owner that is a non-natural person, such as a corporation.
•
If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Diversification
In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy Owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policy to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy from being treated as the owners of the underlying Separate Account assets.

Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Withholding
To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax. Pursuant to Rev. Rul. 2004-97, Rev. Rul. 2004-75 will not apply to payments that are made to residents of Puerto Rico under life insurance contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

Business Uses of Policy
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Guidance on Split Dollar Plans
The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.
The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.
Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.
In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.
Transfer of Issued Life Insurance Policies to Third parties.
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
•
Possible taxation of cash value transfers between investment options;
•
Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
•
Possible changes in the tax treatment of Policy benefits and rights.

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.
The Company’s Income Taxes
Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since we are the owner of the assets from which the tax benefits are derived.
OTHER POLICY PROVISIONS
You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:
“Free Look” Period to Cancel your Policy
You could have returned the Policy during this period. The period is the later of:
•
10 days after you received the Policy (unless state law requires your Policy to specify a longer specified period); and
•
45 days after the completed application was signed (in the case of tele-underwritten policies, 45 days after the preliminary application is signed).
If you returned your Policy, we would have sent you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.
For Policies issued in California. You could have canceled the Policy within 10 days after you received it and we would have refunded the Policy’s cash value. If you are age 60 or older, you could have canceled the Policy within 30 days after you receive it and we would have generally refunded the premiums you paid, if you elected on the Policy application to allocate 100% of your net premiums to the Fixed Account. If, on the other hand, you elected to allocate your net premiums to the investment divisions, we would have refunded the Policy’s cash value.
Suicide
If the insured commits suicide within the first two Policy years (or any different period provided by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.
Assignment and Change in Ownership
You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Payment and Deferment
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
•
The New York Stock Exchange has an unscheduled closing.
•
There is an emergency so that we could not reasonably determine the investment experience of a Policy.
•
The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).
•
With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner’s check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected.
Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Dividends
The Policy is “nonparticipating,” which means it is not eligible for dividends from us and does not share in any distributions of our surplus.
Exchange Privilege
If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, however, we implement this by permitting you, without charge, to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.
SALE AND DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (“Distributor”), for the distribution of the Policies. The Distributor’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. The Distributor is registered with the SEC as a broker-dealer under the

Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.
The Policies are no longer offered for sale.
Distributing the Policies
The Policies were sold through licensed sales representatives who were associated with broker-dealers that were formerly affiliated with the Company. The Policies were also sold through unaffiliated registered broker-dealers.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to the broker-dealers who sold the Policies). The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue your Policy for at least one year.
Compensation to Formerly Affiliated Sales Representatives and their Managers for the Sale of the Policy
Sales representatives that that were registered with a broker-dealer that was formerly affiliated with the Company may have been career sales representatives who were employees of the Company or brokers who are not employees of the Company (“formerly affiliated sales representatives”).
Formerly affiliated sales representatives received cash payments for the products they sold and services based upon a ‘gross dealer concession’ model. The cash payment is equal to a percentage of the gross dealer concession amount (described below for the Policy). For formerly affiliated sales representatives, other than those that were in the MetLife Resources Division (MLR), the percentage was determined based upon a formula that took into consideration premiums and purchase payments applied to proprietary products that the formerly affiliated sales representative sold and serviced. Proprietary products are those issued by us or our affiliates. (MLR formerly affiliated sales representatives received compensation for the sale of the Policy based upon premiums and purchase payments applied to all products sold and serviced by the MLR formerly affiliated sales representative; however, they were entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products were a factor in determining the percentage of gross dealer concession amount and/or the amount of additional compensation to which formerly affiliated MetLife sales representatives were entitled, they had an incentive to favor the sale of proprietary products over other products issued by non-affiliates. In addition, because their sales managers’ compensation was based on the sales made by the representatives they supervised, these sales managers also have an incentive to favor the sale of proprietary products.
The gross dealer concession amount for the Policy is 117% of premiums up to the Maximum Commissionable Premium, but not to exceed $100 per $1,000 of specified face amount, and 5% of premiums over the Maximum Commissionable Premium in the first Policy year (8% of all premiums in Policy years 2 to 4, 3.25% of all premiums in Policy years 5 to 10, and 1.50% of all premiums in Policy year 11 and thereafter) plus, in Policy Years 2 and thereafter, 0.15% of an amount equal to the Policy Cash Value minus any Policy loans and loan interest and minus any premiums paid in the previous 12 months. The Maximum Commissionable Premium is the lesser of (a) actual premiums received during the first Policy year, (b) the annualized modal premium, or (c) the annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks, or the actual rating class for other risks, in place.
Additional Cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly affiliated sales representatives and their managers may have also been eligible for cash compensation such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, payments based on a percentage of the Policy’s cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation was based primarily on the amount of proprietary products sold. Formerly affiliated sales representatives must have met a minimum level of sales of proprietary products in order to have maintained their employment or agent status with us and in order to have been eligible for most of the cash compensation listed above. Managers who supervised these formerly affiliated sales representatives may have been entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervised. For some of our affiliates, managers may have paid a portion of their compensation to their formerly affiliated sales representatives. Because the additional cash compensation paid to these formerly affiliated sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Non-Cash Compensation to Formerly Affiliated Sales Representatives and their Managers
Formerly affiliated sales representatives and their managers were also eligible for various non-cash compensation programs that we offered such as conferences, trips, prizes, and awards. Other payments may have been made for other services that did not directly involve the sale of products. These services may have included the recruitment and training of personnel, production of promotional literature, and similar services.
Other Payments
We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
The financial statements comprising each Division of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. MetLife’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

GLOSSARY
Age. The age of an insured refers to the insured’s age at his or her nearest birthday.
Beneficiary. The beneficiary is the person or persons designated by the Policy Owner to receive insurance proceeds upon the death of the insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Policy Owner.
Cash Surrender Value. The amount you receive if you surrender the Policy. It is equal to the Policy’s Cash Value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Cash Value. A Policy’s Cash Value includes the amount of its Cash Value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.
Date of Receipt. The Date of Receipt is the day your requests, instructions and notifications are received in your Designated Office.
Designated Office. Your Designated Office varies based on the type of service request or transaction that you are making. The most recent correspondence or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. Your premium payment bill will have the address and telephone number that you can use to pay premiums. We will notify you if there are changes to this information.
Fixed Account. The Fixed Account is a part of our general account to which you may allocate Net Premiums. It provides guarantees of principal and interest. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund —  An underlying mutual fund in which the Separate Account assets are invested.
General Account. The assets of Metropolitan Life other than those allocated to the Separate Account.
Indebtedness. The total of any unpaid Policy loan and loan interest.
Insured. The person upon whose life the Policy is issued.
Loan Account. The account to which cash value from the Separate Account or the Fixed Account is transferred when you take a Policy loan.
Monthly Anniversary. The same date in each month as the Policy Date. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.
Net Premium. The Net Premium is equal to the Premium payment minus the sales charge, the Premium tax charge, and the federal tax charge.
Planned Premium. The Planned Premium is the Premium payment schedule you choose to help meet your future goals under the Policy.

Policy Date - The date set forth in the Policy that is used to determine Policy years and Policy Months. Policy anniversaries are measured from the Date of Policy.
Policy Month. The month beginning on the monthly anniversary.
Policy Year. A Policy Year is a 12 month period between the anniversaries of a Policy. The first policy year starts on the Policy Date.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
Premiums. Premiums include all payments you make under your Policy, whether a planned periodic premium payment or an unscheduled premium payment.
Rider. A rider is an optional, additional benefit or increase in coverage that you can add to your Policy.
Separate Account. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest Premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Specified Face Amount . The specified face amount is the base amount of insurance coverage under your Policy.
Term Insurance Amount. The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s cash value.
You. “You” refers to the Policy Owner.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000220. You can also request this information at no cost by calling 800-638-5000, or by sending an email request to RCG@metlife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Small Capitalization Fund* - Class 2 Capital Research and Management CompanySM	0.91%	-29.55%	2.79%	6.84%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
US Equity	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
US Fixed Income	American Funds The Bond Fund of America* - Class 2 Capital Research and Management CompanySM	0.46%	-12.58%	0.76%	1.36%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.73%	-28.60%	-0.23%	4.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.73%	-19.89%	5.44%	8.94%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.63%	-12.54%	1.78%	2.96%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.62%	-13.63%	2.82%	4.64%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	-15.17%	3.94%	6.33%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.68%	-17.71%	4.79%	7.79%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.76%	-12.62%	4.82%	8.29%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.64%	-24.71%	2.06%	3.77%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	-15.78%	-1.70%	4.41%
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%
US Equity	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	-35.04%	4.47%	10.10%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	-15.06%	5.32%	9.89%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.86%	-22.96%	7.75%	11.62%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	-13.26%	6.45%	10.51%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
International Equity	MFS® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	-17.30%	3.08%	5.02%
Allocation	MFS® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.60%	-9.63%	5.19%	7.39%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.77%	-11.60%	2.09%	0.99%
US Fixed Income	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.49%	-14.34%	0.04%	1.07%
Allocation	SSGA Growth and Income ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.54%	-15.09%	3.60%	5.67%
Allocation	SSGA Growth ETF Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.57%	-15.67%	4.38%	6.91%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	-40.46%	4.93%	11.29%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.70%	-22.33%	7.44%	12.18%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.59%	-2.45%	10.12%	10.43%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.55%	-16.66%	0.18%	2.19%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.49%	-9.01%	0.19%	0.68%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
Index Selector: If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Account:

MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which you can obtain, without charge, by calling our TeleService Center at 1-800-638-5000 or visiting dfinview.com/metlife/tahd/MET000220.
For Division transfers and Premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.
This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, dated the same date as this Prospectus, which is legally part of this Prospectus.
Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000036683

EQUITY ADVANTAGE VUL and
FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY
Metropolitan Life Separate Account UL
Issued by
Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
May 1, 2023
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus for the Equity Advantage VUL Policy and Flexible Premium Multifunded Life Insurance Policy (the "Policy" or "Policies") dated May 1, 2023 and should be read in conjunction therewith. A copy of the Prospectus for the Policies and the Portfolios may be found online at https://dfinview.com/metlife/tahd/MET000220 or by calling 1-800-638-5000.
Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
DISTRIBUTION OF THE POLICIES	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-4
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY	SAI-4
MISSTATEMENT OF AGE OR SEX	SAI-4
REPORTS	SAI-5
PERSONALIZED ILLUSTRATIONS	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-6
FINANCIAL STATEMENTS	SAI-6
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife”, “Metropolitan Life”, “we”, “us”, “our” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a holding company.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com
DISTRIBUTION OF THE POLICIES
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Policies and the offering is continuous. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Policies were sold through licensed life insurance sales representatives associated with our former affiliates MetLife Securities, Inc. (“MSI”) and New England Securities Corporation (which merged into MSI effective January 2, 2015). On July 1, 2016, MSI was sold by MetLife, Inc. to Massachusetts Mutual Life Insurance Company and is no longer our affiliate. The Policies may also have been sold through licensed life insurance sales representatives associated with other broker-dealers with which MLIDC entered into a selling agreement.
The Policies are no longer sold.
Commissions on the Policies
MLIDC received sales compensation with respect to the Policies in the following amounts.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$2,816,289	$0
2021	$3,385,251	$0
2020	$3,293,653	$0
The calculation of maximum commissions payable for the Policies is described in the prospectus.
SAI-3

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
PAYMENT OF PROCEEDS
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
POTENTIAL CONFLICTS OF INTEREST
The Portfolio’s Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
LIMITS TO METLIFE’S RIGHT TO CHALLENGE THE POLICY
We will not contest your Policy after two Policy years from issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years.
MISSTATEMENT OF AGE OR SEX
We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.
SAI-4

REPORTS
Generally, you will promptly receive statements confirming your significant transactions such as:
•
Change in specified face amount.
•
Change in death benefit options.
•
Changes in guarantees.
•
Transfers among Divisions (including those through Automated Investment Strategies, which are confirmed quarterly).
•
Partial withdrawals.
•
Loan amounts you request.
•
Loan repayments and premium payments.
If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.
We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year’s transactions and include information on:
•
Deductions and charges.
•
Status of the death benefit.
•
Cash and cash surrender values.
•
Amounts in the Divisions and Fixed Account.
•
Status of Policy loans.
•
Automatic loans to pay interest.
•
Information on your modified endowment contract status (if applicable).
We will also make available a Portfolio's annual and semi-annual reports to shareholders. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
SAI-5

Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account UL as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in or partial periods included within the three-year period ended December 31, 2022, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-6

Part C:
Other Information
Item 30. Exhibits
(a)
Board of Directors Resolutions.
Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of
Metropolitan Life Separate Account UL. (Incorporated herein by reference to Post-Effective Amendment No.  5 to the Registrant’s Registration Statement on Form S-6 (File No.  033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)		Underwriting Contracts.
	(i)	Form of Broker Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed on April 30, 1997.)
	(ii)	Form of Selling Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
(iii)
Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018. (incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan
Life Separate Account E, (File No. 333-52366) filed April 23, 2019.)

(iv)
Master Retail Sales Agreement (MLIDC) dated February 2010. (Incorporated herein by reference to Exhibit 3(b)
in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-83716) filed April 13, 2010.)

(v)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated
September 2012. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s
Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)		Contracts.
(i)
Specimen Old Product Flexible Premium Multi-funded Life Insurance Policy. (including application and any alternative pages as required by state law) with form of riders, if any (Incorporated herein by reference to Post-
Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 30, 1997.)

(ii)
Specimen of New Product Flexible Premium Multi-funded Life Insurance Policy (including application and any alternative pages required by state law) with forms of riders. (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
February 27, 1998.)

(iii)
Riders for Disability Waiver Rider, and Accidental Death Benefit. (Incorporated herein by reference to Post-
Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 30, 1997.)

(iv)
Riders for Accelerated Death Benefit, Children’s Term Insurance Benefit and Spouse Term Insurance Benefit.
(Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement
on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(v)
New York Endorsement of Old Product to Flexible Premium Multi-funded Life Insurance Policy. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6
(File No. 033-47927) filed April 30, 1997.)

(vi)
Additional alternate pages for Old Product required by state law. (Incorporated herein by reference to Post-
Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 30, 1997.)

(vii)
Endorsement adding death benefit Option C for Old Product. (Incorporated herein by reference to Post-Effective
Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 30, 1997.)

(viii)
Endorsement- Long-Term Care Guarantee Purchase. (Incorporated herein by reference to Post-Effective
Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed
April 10, 2001.)

(ix)
Endorsement- Death Benefit Adjustment. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(e)		Applications.
(i)
Application for Old Product Flexible Premium Multi-funded Life Insurance Policy. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No.
033-47927) filed April 30, 1997.)

(ii)
Application for New Product Flexible Premium Multi-funded Life Insurance Policy. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form S-6 (File No.
033-47927) filed February 27,1998.)

(iii)
Enterprise Application for Policy. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.)

(iv)
Updated Enterprise Application for Policy. (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 29, 2005.)

(f)		Depositor’s Certificate of Incorporation and By-Laws.
(i)
Restated Charter and By-Laws of Metropolitan Life Insurance Company. (Incorporated herein by reference to
Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927)
filed April 6, 2000.)

(ii)
Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company. (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716)
filed March 5, 2002.)

(iii)
Amended and Restated By-Laws of Metropolitan Life Insurance Company. (Incorporation herein by reference to
Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No.
333-133675) filed on February 6, 2008.)

(iv)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016). (Incorporated herein by reference to the Post-Effective Amendment No. 36 to to the Registrant's Registration Statement on
Form N-6 (File No. 033-47927) filed on April 20, 2022.)

(g)		Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
(h)		Participation Agreements.
	(i)	American Funds Insurance Series
(i)(a)
Fund Participation Agreement among Metropolitan Life Insurance Company, American Funds Insurance Series
and Capital Research and Management Company dated April 30, 2001. (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File
No. 333-52366) filed August 3, 2001.)

(i)(b)
Amendment No. 1 dated May 1, 2006; Amendment No. 2 dated April 28, 2008; and Amendment No. 3 dated
November 10, 2008. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-160722) filed November 2, 2009.)

(i)(c)
Amendment dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 15 to
Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed
April 12, 2011.)

(i)(d)
Amendment No. 4 dated November 19, 2014 to Participation Agreement with American Funds. (Incorporated herein by reference to Post- Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration
Statement on Form N-4 (File No. 333-176654) filed April 13, 2016.)

(i)(e)
Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (Incorporated
herein by reference to the Post-Effective Amendment No. 36 to to the Registrant's Registration Statement on
Form N-6 (File No. 033-47927) filed on April 20, 2022.)

	(ii)	Met Investors Series Trust

(ii)(a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors
Distribution Company and Metropolitan Life Insurance Company dated April 30, 2001. (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716)
filed March 5, 2002.)

(ii)(b)
First Amendment dated April 30, 2007; and Second Amendment dated May 1, 2009. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No.
033-57320) filed on April 16, 2009.)

	(ii)(c)	Amendment dated April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)
	(iii)	Metropolitan Series Fund, Inc.
(iii)(a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors
Distribution Company and Metropolitan Life Insurance Company dated August 31, 2007. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement
on Form N-4 (File No. 333-83716) filed on September 10, 2007.)

	(iv)	Brighthouse Funds Trust I and Brighthouse Funds Trust II
	(iv)(a)	Brighthouse Funds Trust I
(iv)(a)(i)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 19 to Registration Statement, File No. 333-176654, for
Metropolitan Life Separate Account E on Form N-4, on April 12, 2017.)

(iv)(a)(ii)
Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse
Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse
Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration
Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716) filed on April 28, 2021.)

	(iv)(b)	Brighthouse Funds Trust II
(iv)(b)(i)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life
Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 19 to Registration Statement, File, No. 333-176654, for
Metropolitan Life Separate Account E on Form N-4, Filed April 12, 2017).

(iv)(b)(ii)
Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse
Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse
Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration
Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716) filed on April 28, 2021.)

(i)		Administrative Contracts. None.
(j)		Other Material Contracts. None.
(k)
Legal Opinion. Opinion and Consent of Marie C. Swift as to the legality of the securities being registered.
(Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(l)		Actuarial Opinion. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2008.)
(m)
Calculation. Calculation Exhibit. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2008.)

(n)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements. None.
(p)		Initial Capital Agreements. None.
(q)		Redeemability Exemption.
(i)
Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No.
033-47927) filed April 30, 1997.)

(ii)
Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-6
(File No. 033-47927) filed April 18, 2007.)

(r)		Form of Initial Summary Prospectuses. None.
(s)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David
Herzog, Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion,
Mark Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for
Metropolitan Life Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-268428) filed on November 17, 2022.)

(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to the Registration Statement on Form S-3A (File No. 333-268428)
filed on March 27, 2023.)

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer

NAME	POSITIONS WITH DEPOSITOR
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2022
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2022. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member, LLC (DE)
	7.	ML Clal Member, LLC (DE)
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)
	15.	MTU Hotel Owner, LLC (DE)
	16.	MetLife Water Tower Owner LLC
	17.	Missouri Reinsurance, Inc. (CYM)
	18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

	a.	The Building at 575 Fifth Retail Holding LLC (DE)
		1)	The Building at 575 Fifth Retail Owner LLC (DE)
19.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
20.	Plaza Drive Properties, LLC (DE)
21.	White Oak Royalty Company (OK)
22.	Metropolitan Tower Realty Company, Inc. (DE)
23.	Midtown Heights, LLC (DE)
24.	MetLife Legal Plans, Inc. (DE)
	a.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 HOTEL, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
	a.	OMI MLIC Investments Limited (CYM)
38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
39.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest
40.	ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company
41.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by MLIC and 10.16% by Metropolitan Tower Life Insurance Company.

42.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
43.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
44.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
45.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
46.	Haskell East Village, LLC (DE)
47.	ML Sloan’s Lake Member, LLC (DE)
48.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
49.	ML Terminal 106 Member, LLC (DE)
50.	Boulevard Residential, LLC (DE)
51.	MetLife Ontario Street Member, LLC (DE)
52.	Pacific Logistics Industrial South, LLC (DE)
53.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
54.	METLIFE ACOMA OWNER, LLC (DE)
55.	1201 TAB Manager, LLC (DE)
56.	MetLife 1201 TAB Member, LLC (DE)
57.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
58.	ML 300 THIRD MEMBER LLC (DE)
59.	MNQM TRUST 2020 (DE)
60.	MetLife RC SF Member, LLC (DE)
61.	Oconee Hotel Company, LLC (DE)
62.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
63.	ML Hudson Member, LLC (DE)
64.	MLIC Asset Holdings II LLC (DE)
65.	MCJV, LLC (DE)
66.	ML Sentinel Square Member, LLC (DE)
67.	MetLife THR Investor, LLC (DE)
68.	ML MATSON MILLS MEMBER LLC (DE)
69.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
70.	Southcreek Industrial Holdings, LLC (DE)
71.	ML OMD Member, LLC (DE)
72.	MetLife OFC Member, LLC (DE)
73.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
74.	MetLife 425 MKT Member, LLC (DE)

75.
MetLife GV Owner LLC (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan GHV (Hotel) Fund LP.;
MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC, (ii) 10.027182% by MTL GV Owner
LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

76.	MMP OWNERS III, LLC (DE)
	a.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		1)	MMP HOLDINGS III, LLC (DE)
			a)	MMP CEDAR STREET REIT, LLC (DE)
				(1)	MMP CEDAR STREET OWNER, LLC (DE)
			b)	MMP SOUTH PARK REIT, LLC (DE)
				(1)	MMP SOUTH PARK OWNER, LLC (DE)
			c)	MMP OLIVIAN REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
77.	MC Portfolio JV Member, LLC (DE)
78.	Pacific Logistics Industrial North, LLC (DE )
79.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
80.	ML One Bedminster, LLC (DE)
81.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
82.	ML-AI MetLife Member 3, LLC (DE)
83.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
84.	ML-AI MetLife Member 5, LLC (DE)
85.	MetLife HCMJV 1 GP, LLC (DE)
86.	MetLife HCMJV 1 LP, LLC (DE)
87.	ML Corner 63 Member, LLC (DE)
88.	MCRE BLOCK 40, LP (DE)
89.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
90.	MetLife Japan US Equity Owners LLC (DE)
91.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
92.	MMP Owners, LLC (DE)
93.	10700 Wilshire, LLC (DE)
94.	Chestnut Flats Wind, LLC (DE)
95.	ML Terraces, LLC (DE)
96.	Viridian Miracle Mile, LLC (DE)
97.	MetLife Boro Station Member, LLC (DE)
98.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (U.S.) LLC (DE)
		1)	LHC Holdings (U.S.) LLC (DE)
			a)	LHCW Hotel Holdings LLC (DE)
				(1)	LHCW Hotel Holdings (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
99.	White Tract II, LLC (DE)

	100.	MetLife 1007 Stewart, LLC (DE)
	101.	MetLife OBS Member, LLC (DE)
	102.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	103.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	104.	MCPP Owners, LLC (DE)
	105.	MetLife Chino Member, LLC (DE)
	106.	MetLife 8280 Member, LLC (DE)
	107.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	WDV Acquisition Corp, (DE)
				a)	Davis Vision, Inc. (NY)
(1) Versant Health Lab, LLC (DE)
(2) DavisVision IPA, Inc. (NY)
		b.	Superior Vision Holdings, Inc. (DE)
			1)	Superior Procurement, Inc. (DE)
			2)	Superior Vision Services, Inc. (DE)
				a)	Superior Vision Insurance, Inc. (AZ)
		c.	Block Vision Holdings Corporation (DE)
			1)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
			2)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
			3)	Vision 21 Physician Practice Management Company (FL)
			4)	Superior Vision Benefit Management, Inc. (NJ)
				a)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
				b)	Block Vision of Texas, Inc. (TX)
				c)	UVC Independent Practice Association, Inc. (NY)
				d)	MEC Health Care, Inc. (MD)
				e)	Superior Vision of New Jersey, Inc. (NJ)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)

	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company GmbH (Swiss)
		a.	MetLife, LIfe Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II GmbH (Swiss)
			1)	MetLife Investment Management Holdings (Ireland) Limited (Ireland) and subsidiaries
			2)	Closed Joint-Stock Company Master-D (Russia)
3)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services
Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.

4)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			5)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			6)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
7)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

				a)	Fundación MetLife Mexico, A.C.
			8)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
				b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
				c)	MetLife Asia Limited (Hong Kong)
				d)	MetLife International Limited, LLC (DE)
				e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

	g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
	h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(1)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd.
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iv.	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		(3)	MetLife Ireland Treasury d.a.c (Ireland)
			(a)	MetLife General Insurance Limited (Australia)
			(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
				i.	MetLife Services Pty Limited (Australia)
				ii.	MetLife Investments Pty Limited (Australia)
[1]
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment
Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited
(“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.

	i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

	m)	PNB MetLife India Insurance Company Limited -46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

9)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
	a)	MetLife Investments Asia (Hong Kong)
	b)	MetLife Investments Limited (England/UK)
	c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
	d)	MetLife Investment Management Europe Limited (Ireland)
	e)	Affirmative Investment Management Partners Ltd (UK)
	f)	Affirmative Investment Management Australia Pty Ltd (Australia)

				g)	Affirmative Investment Management Japan K.K. (Japan)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

			1)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
a)
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Adminis-
tradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile
Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
			1)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
2)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,

3)
MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife
International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.

4)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited,

5)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited,

6)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

7)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

	8)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Bellevue Manager, LLC (DE)
j.	1350 Eye Street Manager, LLC (DE)
k.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

a)
MetLife Core Property REIT, LLC (DE) - MetLife Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC;
MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal
Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial – Bernardo, LLC;
MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B,
LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco,
LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings,
LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP
Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames
Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC;
MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP
Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF-
Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member,
LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver
Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle Gateway Industrial II, LLC;
MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Burnside Member, LLC;
MCP Vance Jackson, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue
Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center
Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member,
LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP Hub I, LLC; MCP Hub I Property,
LLC (100%); MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain
Technology Center Venture, LLC (100%); MCP 38th West Highland, LLC; Mountain Technology Center A,
LLC; Mountain Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology
Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce
Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue
Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC
(79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LLC; MCP 50-60 Binney,
LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Rausch Creek Logistics Center
Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP 249 Industrial Business Park,
LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley Boulevard Industrial Member,
LLC (100%); MCP Key West, LLC; MCP West Fork, LLC; MCP Broadstone, LLC; MCP Ranchero Village MHC
Member, LLC; MCP Block 23 Residential Owner, LLC; MCP Financing, LLC; MCP Longhaven Estates
Member, LLC.

		b)	MetLife Core Property Holdings, LLC (DE)
			(1)	MCP Property Management, LLC (DE)

			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
l.	MetLife Senior Direct Lending GP, LLC (DE)
	1)	MetLife Senior Direct Lending Fund, LP (CYM)
		a)	MetLife Senior Direct Lending Finco, LLC (DE)
			(1)	MetLife Senior Direct Lending Holdings, LP (DE)
	2)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
m.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
				(a)	MCMIF Holdco I, LLC (DE)
				(b)	MCMIF Holdco II, LLC (DE)
				(c)	MCMIF Holdco III, LLC (DE)
n.	MIM Campus at SGV Manager, LLC (DE)
o.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
p.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

q.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.

r.	MetLife Loan Asset Management LLC (DE)
s.	MIM CM Syndicator LLC (DE)
t.	MetLife MMPD II Special, LLC (DE)

u.	ML - URS Port Chester SC Manager, LLC (DE)
v.	Hampden Square Manager LLC (DE)
w.	MLIA SBAF Manager, LLC (DE)
x.	MLIA SBAF Colony Manager LLC (DE)
y.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
z.	MIM Rincon Manager, LLC (DE)
aa.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) -MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

bb.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics,LLC.

cc.	GV Venture Manager LLC (DE)
dd.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

ee.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ff.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II,LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). MetLife Middle Market Private
Debt II Rated Fund, LP owns 95.37% and the General Partner owns 0.44% with the remainder held by MetLife employees.

gg.	MIM OMD Manager LLC (DE)
hh.	MetLife Japan US Equity Fund GP LLC (DE)

1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
	ii.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the non-member manager of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

	jj.	MIM Alder Avenue Industrial Manager, LLC (DE)
	kk.	MIM Valley Boulevard Industrial Manager, LLC (DE)
	ll.	MIM Intersect Manager, LLC (DE)
	mm.	Water Tower Manager LLC (DE)
	nn.	MMIP Manager, LLC (DE)
	oo.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
	pp.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
	qq.	MIM Cooperative Manager, LLC (DE)
	rr.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 59.3% of the Fund. The remainder is held by third parties.

	ss.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

H.	Delaware American Life Insurance Company (DE)
I.	Cova Life Management Company (DE)
J.	MetLife Consumer Services, Inc. (DE)
K.	MetLife Global, Inc. (DE)
L.	MetLife Global Benefits, Ltd. (CYM)
M.	Newbury Insurance Company, Limited (DE)
N.	MetLife European Holdings, LLC (DE)
O.
Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

P.	MetLife Reinsurance Company of Charleston (SC)
Q.	MetLife Capital Trust IV (DE)
R.	MetLife Home Loans, LLC (DE)
S.	MetLife Pet Insurance Solutions, LLC (KY)
T.	Metropolitan General Insurance Company (RI)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	MetLife Reinsurance Company of Vermont (VT)

W.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			2)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
X.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Robert Stanek 200 Park Avenue New York, NY 10166	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Michelle Klotzbach 200 Park Avenue New York, NY 10166	Vice President
Aaron McClain 200 Park Avenue New York, NY 10166	Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Name and Principal Business Address	Positions and Offices With Underwriter
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c)
Compensation from the Registrant. The following aggregated amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$5,164,893	$0	0	0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Registrant
(b)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(c)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(d)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647
Item 36. Management Services
Not applicable
Item 37. Fee Representation
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 19th day of April, 2023.
Metropolitan Life Separate Account UL (Registrant)
BY:	Metropolitan Life Insurance Company (Depositor)
BY:	/s/ MICHAEL SCHMIDT
Michael Schmidt Vice President

Metropolitan Life Insurance Company (Depositor)
BY:	/s/ MICHAEL SCHMIDT
Michael Schmidt Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 2023.
Signature	Title
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President, Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John D. McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W. Grisé
*	Director
Carlos M. Gutierrez
*	Director
Carla A. Harris
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Jeh Charles Johnson
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney

Signature	Title
*	Director
Diana L. McKenzie
*	Director
Denise M. Morrison
*	Director
Mark A. Weinberger

*By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 19, 2023
*
Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.